UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits

The following Exhibit is incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibit thereto and is filed as part of this Current Report.

8.1	Tax Opinion of Simpson Thacher & Bartlett LLP relating to Auto Callable Knock-Out Notes Linked to the iShares® MSCI Emerging Markets Index Fund due February 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:

  /s/  Anthony J. Horan

Name:  Anthony J. Horan

Title:  Corporate Secretary

Dated: February 21, 2007

EXHIBIT INDEX

Exhibit Number	Description

8.1	Tax Opinion of Simpson Thacher & Bartlett LLP relating to Auto Callable Knock-Out Notes Linked to the iShares® MSCI Emerging Markets Index Fund due February 23, 2009.

Exhibit 8.1

SIMPSON THACHER & BARTLETT LLP
425 LEXINGTON AVENUE

NEW YORK, NEW YORK 10017

February 21, 2007

JPMorgan Chase & Co.

270 Park Avenue

39th Floor

New York, NY 10017

Ladies and Gentlemen:

We have acted as special tax counsel to JPMorgan Chase & Co., a Delaware corporation (the “Company”) in connection with the preparation and filing of a pricing supplement dated February 16, 2007 relating to Auto Callable Knock-Out Notes Linked to the iShares® MSCI Emerging Markets Index Fund due February 23, 2009 (the “Notes”) of the Company (the “Pricing Supplement”) to Product Supplement no. 67-1 dated February 2, 2007 relating to Auto Callable Knock-Out Notes Linked to the iShares® MSCI Emerging Markets Index Fund (the “Product Supplement”) to a Prospectus Supplement dated October 12, 2006 (the “Prospectus Supplement”) for the Company’s Global Medium-Term Notes, Series E, Global Warrants, Series E and Global Units, Series E, relating to a Prospectus dated December 1, 2005 (the “Prospectus”) filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission under the Securities Act.

In delivering this opinion we have reviewed and relied upon: (i) the Pricing Supplement; (ii) the Product Supplement; (iii) the Prospectus Supplement; (iv) the Prospectus; (v) the term sheet dated February 5, 2007; (vi) the Indenture dated May 25, 2001 between JPMorgan Chase & Co. and Bankers Trust Company; (vii) a form of the Global Note (viii) the Calculation Agent Agreement dated December 1, 2005; and have made such other investigations as we have deemed relevant and necessary in connection with the opinions hereinafter set forth.

In rendering our opinions, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.  We have also assumed that the transactions related to the issuance of the Notes will be consummated in accordance with the terms of the documents described herein.

Based upon the foregoing and subject to the qualifications, assumptions and limitations stated herein and in the Product Supplement and the Pricing Supplement, (i) we hereby confirm our opinion set forth in the Pricing Supplement under the caption “Certain U.S. Federal Income Tax Consequences” and (ii) we are of the opinion that the statements made in the Product Supplement under the caption “Certain U.S Federal Income Tax Consequences,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

We express no opinion with respect to the transactions referred to herein or in the Pricing Supplement, the Product Supplement, the Prospectus Supplement, or the Prospectus other than as expressly set forth herein.  We do not express any opinion herein concerning any law other than the federal law of the United States.

We hereby consent to the filing of this opinion as an exhibit to the Company’s Form 8-K (which is deemed incorporated by reference into the Prospectus) and to the use of our name under the caption “Legal Matters” in the Prospectus Supplement.

Very truly yours,

/s/  SIMPSON THACHER & BARTLETT LLP